Stock Transactions	12 Months Ended
Dec. 31, 2013
Stockholders' Equity Note [Abstract]
Stock Transactions
STOCK TRANSACTIONS
During 2013, in connection with the distribution of benefits due under its employee benefit plans, RGA issued 346,561 shares of common stock from treasury and repurchased from recipients 125,829 of its common shares, at $64.13 per share, in settlement of income tax withholding requirements incurred by recipients. Additionally, in 2013, non-employee directors were granted a total of 14,200 shares of common stock.
In January 2013, RGA’s board of directors authorized a share repurchase program, with no expiration date, for up to $200.0 million of RGA’s outstanding common stock. In April 2013, RGA’s board of directors authorized an increase of $100.0 million to the share repurchase program previously authorized in January 2013. In July 2013, RGA’s board of directors authorized an additional increase of $100.0 million to the share repurchase program previously authorized in January 2013. During 2013, RGA repurchased 4,151,312 shares of common stock under this program for $261.3 million. The common shares repurchased have been placed into treasury to be used for general corporate purposes.
On February 20, 2014, RGA’s board of directors authorized a share repurchase program for up to $300.0 million of the RGA’s outstanding common stock. The authorization is effective immediately and does not have an expiration date. In connection with this new authorization, the board of directors terminated the stock repurchase authority granted in 2013.
In anticipation of the redemption and remarketing of the Company’s trust preferred securities discussed in Note 13 – “Debt,” the Company purchased 3,000,000 shares of its outstanding common stock from MetLife, Inc. in February 2011, at a price of $61.14 per share, reflecting the most recent closing price of the Company’s common stock. The purchased common shares were placed into treasury to be used for general corporate purposes.
In March 2011, approximately 4,402,078 of outstanding warrants were exercised at a price of $35.44 per warrant, resulting in the issuance of 5,506,088 common shares. See Note 13 – “Debt,” for more information on the exercise of these warrants. Also in March 2011, RGA entered into an accelerated share repurchase (“ASR”) agreement with a financial counterparty. Under the ASR agreement, RGA purchased 2,500,000 shares of its outstanding common stock at an initial price of $59.76 per share and an aggregate price of approximately $149.4 million. The purchase price was funded from cash on hand. The counterparty completed its purchases during the second quarter of 2011 and as a result, RGA was required to pay $4.3 million to the counterparty for the final settlement which resulted in a final price of $61.47 per share on the repurchased common stock. The common shares repurchased were placed into treasury to be used for general corporate purposes.
RGA’s share repurchase transactions during 2011 were intended to substantially offset share dilution associated with the issuance of 5,506,088 common shares from the exercise of warrants as discussed above.
At the beginning of 2011, RGA had $43.4 million remaining under its January 2002 board of directors approved stock repurchase program. Under this repurchase program, RGA was authorized to purchase its common stock in the open market, pursuant to the terms of a pre-set trading plan meeting the requirements of Rule 10b5-1 under the Exchange Act. During 2011, RGA repurchased 838,362 shares of common stock under this program for $43.1 million at an average price per share of $51.39. The common shares repurchased have been placed into treasury to be used for general corporate purposes.